CONSENT AND WAIVER

     This Consent and Waiver, dated as of June 20, 2000 (this "Consent"), relating to the Credit Agreement referenced below is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties hereto (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Agent, the Guarantors and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, a Second Amendment to Credit Agreement dated as of February 10, 2000, a Third Amendment to Credit Agreement dated as of March 30, 2000 and a Fourth Amendment to Credit Agreement dated as of April 24, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined in this Consent shall have the meanings respectively assigned to them in the Credit Agreement.

The Borrower has requested that the Banks provide a consent and waiver under the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

     1. Pursuant to a Consent and Waiver dated as of June 19, 2000, the Banks consented to and waived any Default or Event of Default under Section 2.11(c) of the Credit Agreement arising from the Borrower's incurrence of subordinate indebtedness to CSC (as defined herein) in an aggregate principal amount of up to $24,000,000 (the "Subordinated Fee Loan") and the Borrower's use of the proceeds of such Subordinated Fee Loan to pay the fee (together with related expenses of both Politic Acquisition Corp. and Welsh Carson Anderson & Stowe VIII) to Welsh Carson Anderson & Stowe, L.P. or Politic Acquisition Corp. (or its designated beneficiary) as required under the Amended and Restated Agreement and Plan of Merger between Politic Acquisition Corp. and the Borrower. Additionally, the Borrower has informed the Banks that it intends to incur additional indebtedness in the form of a working capital revolving line of credit established by Computer Sciences Corporation ("CSC") in connection with the merger agreement between CSC and the Borrower for an aggregate amount of up to $30,000,000, which will be subordinate to the indebtedness owing under the Credit Agreement and the Term Loan on terms similar to those of the Subordinated Fee Loan and in all respects acceptable to the Agent (the "Subordinated Working Capital Loan"). The Borrower has further requested that the Banks pre-consent to the possible future issuance of additional subordinated indebtedness by the Borrower to a prospective buyer (the "Replacement Subordinated Loans"), which Replacement Subordinated Loans would refinance and replace the Subordinated Fee Loan and the Subordinated Working Capital Loan in full.

As the use of the proceeds of the Subordinated Working Capital Loan for working capital purposes and the payment and the refinancing of the Subordinated Fee Loan and the Subordinated Working Capital Loan with the proceeds of the Replacement Subordinated Loans by the Borrower would otherwise violate the provisions of Section 2.11(c) of the Credit Agreement, which requires that the Borrower apply 100% of the net cash proceeds of any issuance of debt securities for cash to prepay the

Term Loan and, to the extent of any excess, to prepay and reduce the revolving credit facility under the Credit Agreement, the Banks, effective as of the date hereof, hereby (a) consent to the use of proceeds of the Subordinated Working Capital Loan for working capital purposes of the Borrower, (b) consent to the future payment of the Subordinated Fee Loan and the Subordinated Working Capital Loan with the proceeds of the Replacement Subordinated Loans, and (c) grant a limited one-time waiver of any Default or Event of Default that, at such time, otherwise arise pursuant to Section 2.11(c) as a result of the non-prepayment of the Term Loan and, to the extent of any excess, to prepay and reduce the revolving credit facility under the Credit Agreement, provided that (A) in the
                                                        --------
case of the use of proceeds of the Subordinated Working Capital Loan, such Subordinated Working Capital Loan shall be subordinated to the indebtedness owing under the Credit Agreement and the Term Loan on terms and conditions and pursuant to documentation satisfactory in all respects to the Agent, and (B) in the case of the use of proceeds of the Replacement Subordinated Loans to refinance the Subordinated Fee Loan and the Subordinated Working Capital Loan,
(i) the Replacement Subordinated Loans refinance the Subordinated Fee Loan and the Subordinated Working Capital Loan in full, (ii) the Replacement Subordinated Loans are subordinated to the indebtedness owing under the Credit Agreement and the Term Loan on terms and conditions substantively similar to the terms applicable to the Subordinated Fee Loan and the Subordinated Working Capital Loan and in all respects acceptable to the Agent; and (iii) the Replacement Subordinated Loans are in the same aggregate amount as the Subordinated Fee Loan and the Subordinated Working Capital Loan.

2. The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that (i) after giving effect to this Consent, no Default or Event of Default has occurred and is continuing; (ii) after giving effect to this Consent, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and (iii) the making and performance by the Borrower and the Guarantors of this Consent have been duly authorized by all necessary corporate action.

3. This Consent may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

4. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as modified by this Consent.

5. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

6. The parties hereto agree that Policy Management Systems Investments, Inc. shall execute this Consent by or on June 28, 2000 and the failure by them to so execute this Consent by such date shall be an Event of Default under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent as of the date first written.

BORROWER:     POLICY  MANAGEMENT  SYSTEMS
--------
              CORPORATION

              By:_/S/  Stephen  G.  Morrison
                  --------------------------
              Title:  Executive  Vice  President
                      --------------------------
                      and  General  Counsel
                      ---------------------


GUARANTORS:   MYND  CORPORATION  F/K/A  CYBERTEK
----------
              CORPORATION
              MYND  INTERNATIONAL,  LTD.
              MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
                   SOLUTIONS,  L.P.
                   By:  POLICY  MANAGEMENT
                   SYSTEMS  CORPORATION,  its  General
                   Partner
              MYND  CORPORATION  F/K/A  DORN
                   TECHNOLOGY  GROUP,  INC.
              MYND  CORPORATION  F/K/A  THE  LEVERAGE
                   GROUP,  INC.
              SOFTWARE  SERVICES  HOLDING,  INC.



              By:  /S/  Stephen  G.  Morrison
                   --------------------------
              Title:     Secretary
                         ---------

              POLICY  MANAGEMENT  SYSTEMS
                   INVESTMENTS,  INC.

              By:  /S/  Elizabeth  D.  Powers
                 ----------------------------
              Title:  President
                    -----------

BANKS:        BANK  OF  AMERICA,  N.A.
-----


              By:/S/  Michael  J.  McKenney
                 --------------------------
              Title:   Managing  Director
                     --------------------


              WACHOVIA  BANK,  N.A.


              By:  /S/  John  H.  Graham
                 -----------------------
              Title:  Assistant  Vice  President
                    ----------------------------


              FIRST  UNION  NATIONAL  BANK


              By:/S/Franklin  M.  Wesssinger
                 ---------------------------
              Title:  Senior  Vice  President
                      -----------------------



              DEUTSCHE  BANK  AG,  NEW  YORK
              BRANCH  AND/OR  CAYMAN  ISLANDS
              BRANCH


              By:
              Title:


              By:
              Title:


              DAI-ICHI  KANGYO  BANK,  LTD.


              By:
              Title:


              THE  FUJI  BANK,  LIMITED


              By:
              Title: